Supplement to the
Fidelity® Sustainable Low Duration Bond ETF
December 30, 2022
Summary Prospectus

Effective April 1, 2023, FMR reduced the fund's management fee. The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee A	0.20%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.20%
AAdjusted to reflect current fees.

1 year	$20
3 years	$64

LDB-SUSTK-0423-100 1.9909566.100	April 1, 2023